                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 8-31-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 9/14/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter, Inc.                                          Case No: 96-15177

                             Month Ending: 8/31/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,744        348,079
Salary Expenses other Employees                           5,547        433,558
Court-Ordered Stay Bonus                                  2,000        219,081
Employee Benefits & Pensions                                                 0
Payroll Taxes                                               973         81,395
Other Taxes                                                             87,574
Rent and Lease Expense                                    2,500        109,361
Interest Expense                                              0      4,340,722
Insurance                                                12,344        620,852
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,200        170,870
Computer Service Bureau                                   1,333         28,032
Travel and Entertainment                                  1,913         22,082
Repairs and Maintenance                                   1,697        309,362
Advertising                                                                  0
Supplies, Office Expenses, etc.                          13,331        421,621
Other: Specify Director & Trustee Fees                    6,566        168,597
Other: Other Fees                                         2,420         21,824
                                                    -----------    -----------
TOTAL EXPENSES:                                          60,568      7,383,010
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (60,568)    (7,355,573)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                       93         42,711
       Gain/Loss on Sale of Real Estate                  22,941      8,718,062
       Other Income                                      90,428      2,059,563
                                                    -----------    -----------
TOTAL                                                   113,462     10,820,336
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                157,726      4,306,308
       Other                                                  0        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (104,832)    (1,486,651)
                                                    ===========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                                      Month Ending: 8/31/98

ASSETS:                                       Current Month        Prior Month           At Filing
Cash:                                           1,952,926            1,139,603              89,252
Inventory:                                                                                 791,999
Accounts Receivable: **                        34,307,620           34,307,170          35,930,804
Insider Receivables                             3,555,136            3,555,136           7,424,547
Land and Buildings:                             4,896,803            5,677,266          49,365,801
Furniture, Fixtures & Equip.                                                               418,000
Accumulated Depreciation                         (921,700)            (942,485)        (10,623,681)
Other: Prepaids & misc.                         2,818,891            2,823,566             807,689
Other: Utility deposits                             9,865                9,865
                                              -----------          -----------         -----------

TOTAL ASSETS:                                  46,619,541           46,570,121          84,204,411
                                              ===========          ===========         ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                  32,135               49,048
Wages and Salaries:                                 9,446                5,211
Taxes Payable                                         665                  836
Other: Prof. fees, interest, etc.               2,918,079            2,739,085               1,390
                                              -----------          -----------         -----------
TOTAL Postpetition Liab.:                       2,960,325            2,794,180               1,390
                                              ===========          ===========         ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                         0                    0          29,002,401
All Other Secured Liab.                                 0                    0           7,371,875
                                              -----------          -----------         -----------
TOTAL Secured Liabilities:                              0                    0          36,374,276
                                              ===========          ===========         ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                      630,152              630,152           1,132,770
Unsecured Liabilities                           6,308,628            6,308,628           6,849,397
Other: Accrued Liabilities                      4,345,017            4,356,910           5,449,917
                                              -----------          -----------         -----------
TOTAL Prepetition Liab.                        11,283,797           11,295,690          13,432,084
                                              ===========          ===========         ===========

Redeemable Preferred Stock                     48,265,040           48,265,040          48,265,040
                                              -----------          -----------         -----------
Equity:
Owners' Capital:                                1,692,451            1,692,451           1,692,451
Retained Earnings-Pre Pet.                    (16,095,421)         (16,095,421)        (15,560,830)
Retained Earnings-Post Pet.                    (1,486,651)          (1,381,819)                  0
                                              -----------          -----------         -----------
TOTAL Equity:                                 (15,889,621)         (15,784,789)        (13,868,379)
                                              ===========          ===========         ===========
TOTAL LIABILITIES
AND EQUITY:                                    46,619,541           46,570,121          84,204,411
                                              ===========          ===========         ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 8/31/98
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     2,341      2,341        0
State:                               756       585        756      585
Local:

FICA Withheld:                         0       973        973        0

Employers FICA:                        0       973        973        0

Unemployment Tax:
Federal:                               0         0          0        0
State:                                80         0          0       80

Sales, Use & Excise Taxes              0                             0

Property Taxes                         0         0          0        0

Workers' Compensation

Other:
                                     ---     -----      -----      ---

TOTALS                               836     4,872      5,043      665
                                     ===     =====      =====      ===

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                 2,420                     29,715
                                 -----       -----     ----------
Accounts Receivable                                    37,862,756
                                 -----       -----     ==========

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     AGING

POST-PETITION PAYABLES OVER 30 DAYS
8/31/98

LEONARD ARCHIVES, INC.        2,966   BILL RECONCILIATION
POST-PETITION SERVICE
  CONTRACT REPAIR CLAIM      26,749   PAYMENT TIMING WILL BE PART OF FINAL PLAN
                             ------
                             29,715
                             ======

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 8-1-98   To: 8-31-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.     Acct. (B.T.)     Direct(1)
                                          -------       -------       -----     ------------    ---------
A.  Beginning Balance:                    94,387.59     8,487.12     6,275.21          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                   903,121.93     9,845.60     4,872.87          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                             997,509.52    18,332.72    11,148.08          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                            939,708.36     9,845.60     5,043.97          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                 57,801.16     8,487.12     6,104.11          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 8-1-98     To: 8-31-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax               Certificate
                                                 Savings            Savings                of
                                                  Acct.              Acct.                Deposit
                                                ----------        ----------           -----------      ----------      ----------
A.  Beginning Balance:                           27,828.18              0.00          1,002,624.99
                                                ----------        ----------          ------------      ----------      ----------

B.  Receipts. Attach Separate Schedule:              92.62              0.00            850,000.00
                                                ----------        ----------          ------------      ----------      ----------

C.  Balance Available (A+B):                     27,920.80              0.00          1,852,624.99            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.16              0.00
                                                ----------        ----------          ------------      ----------      ----------

E.  Ending Balance (C-D):                        27,908.64              0.00          1,852,624.99            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    880976, 880984, 880985
                                        ----------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                               -------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank August 1998 Cash Receipts (Account Number 4707-38120-0)

2.  Schedules of Michigan National Bank August 1998 Cash Disbursements,
Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period August 1, 1998 to August 31, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period August 1, 1998 to August 31, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account August 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account August 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period August 1, 1998 to August 31, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust August 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account August 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period August 1, 1998 to August 31, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Certificate of Deposit August 1998 Cash Receipts